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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to Stock Subscription Warrants of our report dated February 2, 2004 with respect to the consolidated financial statements and schedule of Business Objects S.A. included in the Annual Report of Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                                  /s/ ERNST & YOUNG LLP

San Jose, California
June 23, 2004